UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 19, 2004

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-9260                    73-1283193
 (State of Incorporation)       (Commission File             (IRS Employer
                                     Number)              Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99   Press Release of Unit Corporation dated April 19, 2004

Item 9. REGULATION FD DISCLOSURE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On April 19, 2004, Unit Corporation announced its earnings for the quarter ended March 31, 2004. The press release regarding this announcement is furnished as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 2004
       --------------
                                UNIT CORPORATION

                             By: /s/ David T. Merrill
                             ------------------------
                             David T. Merrill
                             Chief Financial Officer and
                               Treasurer



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

Exhibit Index
-------------
  Exhibit No.                           Description
  -----------                           -----------
     99 Press Release, issued by Unit Corporation on April 19, 2004 announcing its earnings for the quarter ended March 31, 2004.































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